                                                                    Exhibit 99.1


                                                                  EXECUTION COPY

                            STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of January 31, 2006, by and among Fidelity Sedgwick Holdings, Inc., a Delaware corporation (the "Company"), Fidelity Sedgwick Corporation, a Delaware corporation ("FSC"), and each investor identified on the signature page attached hereto (individually, an "Investor" and collectively, the "Investors").

                                    RECITALS

        The Investors desire to (a) invest cash in the Company in return for shares of Common Stock, par value $0.0001 per share, of the Company (the "Common Stock") and (b) invest cash in FSC in return for shares of Non Participating Cumulative Preferred Stock, par value $0.0001 per share, of FSC (the "Preferred Stock"), and in connection with such investments, each Investor, the Company and FSC desire to set forth certain rights and obligations as provided for herein.

        NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                               ISSUANCE OF SHARES

        1.1     Purchase and Sale of Shares.

                (a) Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to each Investor at the Closing, that number of shares (the "Common Shares") of Common Stock, set forth opposite such Investor's name on Exhibit A hereto for the aggregate purchase price set forth opposite such Investor's name on Exhibit A hereto (the "Common Purchase Price").

                (b) Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the Closing, and FSC agrees to sell and issue to each Investor at the Closing, that number of shares (the "Preferred Shares" and together with the Common Shares, the "Shares") of Preferred Stock, set forth opposite such Investor's name on Exhibit B hereto for the aggregate purchase price set forth opposite such Investor's name on Exhibit B hereto (the "Preferred Purchase Price" and together with the Common Purchase Price, the "Purchase Price").

        1.2 Closing. The closing of the transactions described in Section 1.1 (the "Closing") will occur on the date hereof at such place as the Company, FSC and the Investors mutually agree. At or before the Closing, each Investor shall pay the Common Purchase Price and Preferred Purchase Price by wire transfer in immediately available funds to one or more accounts designated by the Company and FSC, respectively, and concurrently therewith, the Company and FSC shall issue and deliver to such Investor its respective Shares. Notwithstanding the foregoing, David A. North ("North") may satisfy his payment obligation under this Section 1.2 by delivery to the Company and FSC of a demand promissory note in form satisfactory to the Company and FSC for the amount payable to the Company and FSC hereunder. North hereby agrees that any such note shall be repaid upon consummation of the Merger under the Merger Agreement by Xmas deducting the principal amount thereof from the amount payable to North under the Merger Agreement.

        1.3 Use of Proceeds. Proceeds from the sale of Common Shares hereunder shall be contributed by the Company to FSC, and FSC shall contribute such proceeds as well as the proceeds from the sale of Preferred Shares hereunder to Xmas Merger Corp. ("Xmas"). Xmas shall use all of such proceeds to fund a portion of the merger consideration and transaction expenses payable pursuant to and in accordance with the terms of that certain Agreement and Plan of Merger dated as of December 23, 2005 by and among Fidelity National Financial, Inc., Xmas and Sedgwick CMS Holdings, Inc. (the "Merger Agreement").

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        2.1 The Company hereby represents and warrants to the Investors as follows:

                (a) Existence and Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                (b) Capital Stock. The authorized capital stock of the Company consists of 50,000,000 shares of capital stock, all of which are Common Stock. Following the consummation of the transactions contemplated hereby, there will be 36,000,000 shares of Common Stock issued and outstanding, all of which will be owned by the Investors.

                (c) Power. The Company has the corporate power and authority to execute, deliver and perform fully its obligations under this Agreement.

                (d) Validity and Enforceability. This Agreement has been duly executed and delivered by the Company and represents the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws and principles of equity affecting creditors' rights and remedies generally.

                (e) No Conflict. Neither the execution of this Agreement nor the performance by the Company of its obligations hereunder will (i) violate or conflict with the Company's Certificate of Incorporation or Bylaws or any applicable law or order, (ii) violate, conflict with or result in a breach or termination of, or otherwise give any person additional rights or compensation under, or the right to terminate or accelerate, or constitute (with notice or lapse of time or both) a default under the terms of any note, deed, lease, instrument, security agreement, mortgage, commitment, contract, agreement, license or other instrument or oral understanding to which the Company is a party or (iii) result in the creation or imposition of any lien with respect to, or otherwise have an adverse effect upon, any of the assets or properties of the Company.

                (f) Consents. No consent, approval or authorization of any person or governmental authority is required in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated by this Agreement.

                (g) Litigation. There are no judicial or administrative actions, proceedings or investigations pending or, to the knowledge of the Company, threatened that question the validity of this Agreement or any of the transactions contemplated hereby.

                (h) Ownership of the Company, FSC. Upon the issuance of all Common Shares to the Investors at Closing, each issued and outstanding Common Share will be duly authorized, validly issued and fully paid and nonassessable. The Company owns 100% of the outstanding common stock of FSC and does not own equity securities of any other entity.

                (i) Stockholder Rights. Other than as may be provided in or contemplated by that certain Registration Rights Agreement of even date herewith among the Company, the Investors and the other parties thereto, as may be amended from time to time in accordance with its terms (the "Registration Rights Agreement"), and the Stockholders Agreement of even date herewith among the Company, FSC, the Investors and the other parties thereto, as may be amended from time to time in accordance with its terms (the "Stockholders Agreement"), the Company has not granted preemptive, registration or similar rights with respect to the Common Stock to any party. The Investors acknowledge that the issuance, from time to time, to management of the Company or any of its subsidiaries, of options to purchase Common Stock of the Company or other equity-based incentive awards, pursuant to a stock option or other plan adopted by the Company shall not be deemed to be in conflict with this representation.

                                  ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF FSC

        3.1 FSC hereby represents and warrants to the Investors as follows:

                (a) Existence and Good Standing. FSC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                (b) Capital Stock. The authorized capital stock of FSC consists of 6,100,000 shares of capital stock, consisting of 1,000 shares of common stock, $0.0001 par value per share ("FSC Common Stock"), and 6,000,000 shares of Preferred Stock. Following the consummation of the transactions contemplated hereby, there will be 1,000 shares of FSC Common Stock issued and outstanding, all of which are owned by the Company, and 6,000,000 shares of Preferred Stock issued and outstanding, all of which will be owned by the Investors.

                (c) Power. FSC has the corporate power and authority to execute, deliver and perform fully its obligations under this Agreement.

                (d) Validity and Enforceability. This Agreement has been duly executed and delivered by FSC and represents the legal, valid and binding obligation of FSC, enforceable against FSC in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws and principles of equity affecting creditors' rights and remedies generally.

                (e) No Conflict. Neither the execution of this Agreement nor the performance by FSC of its obligations hereunder will (i) violate or conflict with FSC's Certificate of Incorporation or Bylaws or any applicable law or order, (ii) violate, conflict with or result in a breach or termination of, or otherwise give any person additional rights or compensation under, or the right to terminate or accelerate, or constitute (with notice or lapse of time or both) a default under the terms of any note, deed, lease, instrument, security agreement, mortgage, commitment, contract, agreement, license or other instrument or oral understanding to which FSC is a party or (iii) result in the creation or imposition of any lien with respect to, or otherwise have an adverse effect upon, any of the assets or properties of FSC.

                (f) Consents. No consent, approval or authorization of any person or governmental authority is required in connection with the execution and delivery by FSC of this Agreement or the consummation by FSC of the transactions contemplated by this Agreement.

                (g) Litigation. There are no judicial or administrative actions, proceedings or investigations pending or, to the knowledge of FSC, threatened that question the validity of this Agreement or any of the transactions contemplated hereby.

                (h) Ownership of FSC, Subsidiaries. Upon the issuance of all Shares to the Investors at Closing, each issued and outstanding Share will be duly authorized, validly issued and fully paid and nonassessable. FSC owns 100% of the outstanding capital stock of Xmas and does not own equity securities of any other entity.

                (i) Stockholder Rights. Other than as provided in the Stockholders Agreement, FSC has not granted preemptive, registration or similar rights with respect to the Preferred Stock to any party.

                                   ARTICLE IV
              REPRESENTATION, WARRANTIES AND AGREEMENTS OF INVESTOR

        4.1 Representations and Warranties of Each Investor. Each Investor hereby severally, and not jointly, represents and warrants to the Company and FSC and agrees with the Company and FSC as follows:

                (a) Investor has such knowledge and experience in financial and business matters that Investor is capable of protecting Investor's own interests in connection with the purchase of the Shares and evaluating the merits and risks of Investor's investments in the Company and FSC.

                (b) Investor and Investor's advisors have such knowledge and experience in financial, tax and business matters so as to enable Investor to utilize the information made available to Investor in connection with the investment contemplated hereby to evaluate the merits and risks of investments in the Company and FSC and to make an informed investment decision with respect thereto, and Investor is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Investor is familiar with the type of investment that the Shares constitute and recognizes that investments in the Company and FSC involve substantial risks, including risk of loss of the entire amount of such investment. Investor can bear the economic risk of the purchase of the Shares and of the loss of the entire amount of its investments in the Shares.

                (c) Investor is aware that there are limitations and restrictions on the circumstances under which Investor may offer to sell, transfer or otherwise dispose of the Shares. Such limitations and restrictions include those set forth in the Stockholders Agreement and those imposed by operation of applicable securities laws and regulations. Investor acknowledges that as a result of such limitations and restrictions, it might not be possible to liquidate an investment in the Shares readily and that it may be necessary to hold such investment for an indefinite period.

                (d) In evaluating the suitability of investments in the Company and FSC, Investor has not relied upon any oral or written representations or other information from the Company, FSC or any affiliate of the Company or FSC or any agent or representative of the Company or FSC or its affiliates except as set forth herein. Investor and Investor's advisors have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company or FSC concerning the terms and conditions of the offering of the Shares, have had all such questions answered to Investor's satisfaction and have had access to, and been supplied with, all additional information deemed necessary by Investor to verify the accuracy of such information.

                (e) Investor is purchasing the Shares for Investor's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act, and the Stockholders Agreement. Investor agrees not to sell or otherwise transfer the Shares without registration under the Securities Act or applicable state securities laws or an exemption therefrom and without complying with the Stockholders Agreement. Investor acknowledges that the Shares have not been and, except as provided in the certain Registration Rights Agreement (with respect to the Common Shares), will not be registered under the Securities Act or the securities laws of any state.

                (f) Investor agrees not to transfer or assign this Agreement or any interest herein or rights hereunder without the prior written consent of the Company and FSC, any purported transfer without such prior written consent shall be null and void.

                (g) If a corporation, Investor is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power and authority to enter into this Agreement and to undertake and complete the transactions contemplated herein.

                (h) If a partnership or limited liability company, Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite power and authority to enter into this Agreement and to undertake and complete the transactions contemplated herein.

                (i) Neither the execution of this Agreement nor the performance by Investor of Investor's obligations hereunder will (a) violate or conflict with Investor's organizational documents or any applicable law or order or (b) violate, conflict with or result in a breach or termination of, or otherwise give any person additional rights or compensation under, or the right to terminate or accelerate, or constitute (with notice or lapse of time or both) a default under the terms of any note, deed, lease, instrument, security agreement, mortgage, commitment, contract, agreement, license or other instrument or oral understanding to which Investor is a party.

                (j) No consent, approval or authorization of any person or governmental authority is required in connection with the execution and delivery by Investor of this Agreement or the consummation by Investor of the transactions contemplated by this Agreement.

                (k) This Agreement has been duly and validly executed and delivered by Investor and constitutes the legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws and principles of equity affecting creditors' rights and remedies generally. No further corporate, partnership or limited liability company action on the part of Investor is or will be required in connection with the transactions contemplated hereby.

                                   ARTICLE V
                                  MISCELLANEOUS

        5.1 Governing Law. The Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws thereof.

        5.2 Waiver. Compliance with the provisions of this Agreement may be waived only by a written instrument specifically referring to this Agreement and signed by the party waiving compliance. No course of dealing, nor any failure or delay in exercising any right, shall be construed as a waiver, and no single or partial exercise of a right shall preclude any other or further exercise of that or any other right.

        5.3 Entire Agreement. This Agreement is the exclusive statement of the agreement among the parties concerning the subject matter hereof. All negotiations, disclosures, discussions and investigations relating to the subject matter of this Agreement are merged into this Agreement, and there are no representations, warranties, covenants, understandings or agreements, oral or otherwise, relating to the subject matter of this Agreement, other than those included or referenced herein.

        5.4 Survival of Representations and Warranties. All representations, warranties, covenants and agreements set forth in this Agreement shall survive the execution and delivery of this Agreement and the closing and the consummation of the transactions contemplated hereby.

        5.5 Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and, except as provided herein, their respective successors and permitted assigns.

        5.6 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected.

        5.7 Consent to Jurisdiction. Each of the parties to this Agreement consents to submit to the exclusive personal jurisdiction of any state or federal court located in New York in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of any such action or proceeding may be heard and determined in any such court and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.

        5.8 Headings and Counterparts. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument.

        5.9 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

        5.10 Expenses;Advisory Fees. The Company shall pay all expenses of the Company, FSC and each of the Investors, including the fees and expenses of their respective legal counsel and other advisors, incurred on its behalf in connection with the preparation and negotiation of this Agreement and consummation of the transactions contemplated hereby. David North will receive an advisory fee at Closing equal to $90,909.09 for advise and assistance in arranging the purchase of Shares and other transactions contemplated hereunder. The other Investors shall also receive an advisory fee at closing pursuant to the terms of their respective management agreements with the Company of even date.

        5.11 Certain Interpretive Matters.

                (a) Unless the context otherwise requires: (i) all references to Sections, are to Sections of this Agreement; (ii) each term defined in this Agreement has the meaning assigned to it; (iii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with generally accepted accounting principles; (iv) words in the singular include the plural and vice-versa; and (v) the term "including" means "including without limitation". All references to laws in this Agreement will include any applicable amendments thereunder. All references to $ or dollar amounts will be to lawful currency of the United States. To the extent the term "day" or "days" is used, it will mean calendar days (unless referred to as a "business day").

                (b) No provision of this Agreement shall be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

                         [SIGNATURES ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                            FIDELITY SEDGWICK HOLDINGS, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            FIDELITY SEDGWICK CORPORATION


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:




                                            FIDELITY NATIONAL FINANCIAL, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                   Signature Page to Stock Purchase Agreement

                                            THL EQUITY FUND V BRIDGE CORP.


                                            By:
                                               ---------------------------------
                                               Name: Charles P. Holden
                                               Title: Vice President and
                                                      Treasurer


                                            THL PARALLEL FUND V BRIDGE CORP.


                                            By:
                                               ---------------------------------
                                               Name: Charles P. Holden
                                               Title: Vice President and
                                                      Treasurer

                                            THL CAYMAN FUND V BRIDGE CORP.


                                            By:
                                               ---------------------------------
                                               Name: Charles P. Holden
                                               Title: Vice President and
                                                      Treasurer


                   Signature Page to Stock Purchase Agreement

                                            THOMAS H. LEE INVESTORS LIMITED
                                            PARTNERSHIP

                                            By: THL Investment Management Corp.,
                                                its general partner


                                            By:
                                               ---------------------------------
                                               Name: Thomas H. Lee
                                               Title: Chief Executive Officer


                   Signature Page to Stock Purchase Agreement

                                            PUTNAM INVESTMENTS EMPLOYEES'
                                            SECURITIES COMPANY I LLC

                                            By:  Putnam Investments Holdings,
                                                 LLC, its managing member

                                            By:  Putnam Investment, LLC, its
                                                 managing member


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            PUTNAM INVESTMENTS EMPLOYEES'
                                            SECURITIES COMPANY II LLC

                                            By:  Putnam Investment Holdings,
                                                 LLC, its managing member

                                            By:  Putnam Investments, LLC, its
                                                  managing member


                                            By:
                                               ---------------------------------

                                               Name:
                                               Title:


                                            PUTNAM INVESTMENT HOLDINGS, LLC

                                            By:  Putnam Investments, LLC, its
                                                 managing member


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                   Signature Page to Stock Purchase Agreement

                                            EVERCORE CAPITAL PARTNERS II L.P.

                                            By: Evercore Partners II L.L.C., its
                                                General Partner

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            EVERCORE CO-INVESTMENT PARTNERSHIP
                                            II L.P.

                                            By: Evercore Co-Investment GP II
                                                L.L.C., its General Partner

                                            By: Evercore Partners II L.L.C., its
                                                Managing Member

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                   Signature Page to Stock Purchase Agreement

                                            ------------------------------------
                                            David A. North


                   Signature Page to Stock Purchase Agreement

                                    EXHIBIT A

                     INVESTOR SUBSCRIPTIONS TO COMMON STOCK


            INVESTOR NAME AND ADDRESS                SHARES OF COMMON      AGGREGATE
                                                          STOCK          PURCHASE PRICE
-------------------------------------------------    ----------------    --------------
Fidelity National Financial, Inc.                       14,400,000       $108,000,000.00
601 Riverside Avenue
Jacksonville, FL 32204

THL Equity Fund V Bridge Corp.                          10,797,784        $80,983,380.00
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

THL Parallel Fund V Bridge Corp.                         2,801,592        $21,011,940.00
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

THL Cayman Fund V Bridge Corp.                             148,779        $1,115,842.50
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Thomas H. Lee Investors Limited Partnership                209,271        $1,569,532.50
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Putnam Investments Employees' Securities Company            73,391         $550,432.50
I LLC
One Post Office Square
Boston, MA 02109


Putnam Investments Employees' Securities Company            65,527         $491,452.50
II LLC
One Post Office Square
Boston, MA 02109

Putnam Investment Holdings, LLC                             85,476         $641,070.00
One Post Office Square
Boston, MA 02109


Evercore Capital Partners II, L.P.                       7,047,272        $52,854,540.00
c/o Evercore Partners
55 East 52nd Street, 43rd Floor
New York, NY 10055

Evercore Co-Investment Partnership II L.P.                  43,636         $327,270.00
c/o Evercore Partners
55 East 52nd Street, 43rd Floor
New York, NY 10055

David North                                                327,272        $2,454,540.00
Total                                                   36,000,000       $270,000,000.00

                                    EXHIBIT B

                    INVESTOR SUBSCRIPTIONS TO PREFERRED STOCK


            INVESTOR NAME AND ADDRESS                   SHARES OF         AGGREGATE
                                                     PREFERRED STOCK    PURCHASE PRICE
-----------------------------------------------      ---------------    --------------
Fidelity National Financial, Inc.                        2,400,000      $24,000,000.00
601 Riverside Avenue
Jacksonville, FL 32204

THL Equity Fund V Bridge Corp.                           1,799,630      $17,996,300.00
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

THL Parallel Fund V Bridge Corp.                           466,932       $4,669,320.00
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

THL Cayman Fund V Bridge Corp.                              24,796        $247,960.00
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Thomas H. Lee Investors Limited Partnership                 34,878        $348,780.00
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Putnam Investments Employees' Securities Company            12,232        $122,320.00
I LLC
One Post Office Square
Boston, MA 02109

Putnam Investments Employees' Securities Company            10,921        $109,210.00
II LLC
One Post Office Square
Boston, MA 02109

Putnam Investment Holdings, LLC                             14,246        $142,460.00
One Post Office Square
Boston, MA 02109


Evercore Capital Partners II, L.P.                       1,174,546      $11,745,460.00
c/o Evercore Partners
55 East 52nd Street, 43rd Floor
New York, NY 10055

Evercore Co-Investment Partnership II L.P.                   7,273        $72,730.00
c/o Evercore Partners
55 East 52nd Street, 43rd Floor
New York, NY 10055

David North                                                 54,546        $545,460.00
Total                                                    6,000,000      $60,000,000.00